EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jpak Group, Inc. (the “Company”) on Form 10-Q  for  the  quarter  ended  March  31,  2010  as  filed  with  the  Securities  and  Exchange Commission on the date hereof (the “Report”), I, Yijun Wang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and the consolidated results of operations of the Company for the periods presented in this report.

Dated: May 17, 2010

/s/ Yijun Wang
Yijun Wang
Chief Executive Officer, Chief Accounting Officer, President & Director